EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Bald Eagle Energy Inc. (the “Company”) hereby certify as follows in connection with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2009

/s/ Andrew S. Harper

Andrew S. Harper
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Alvaro Vollmers

Alvaro Vollmers
Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)